Exhibit 10.1

FIFTH AMENDMENT TO LEASE

This FIFTH AMENDMENT TO LEASE (this  "Amendment")  is  made  and  entered into as of  the last date signed by the parties (“Effective Date”), by and between HACIENDA PLEASANTON PARK MD PARENT, LLC, a California limited liability company ("Landlord") and VEEVA SYSTEMS, INC., a California corporation ("Tenant").

R E C I T A L S:

A. HEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Lease Agreement dated December 2008 (“Original Lease”), as amended by that certain First Amendment to Lease dated June 11, 2010 (“First Amendment”), that certain Second Amendment to Lease dated January 31, 2011 (“Second Amendment”), that certain Third Amendment to Lease dated April 2, 2012 (“Third Amendment”), that certain Fourth Amendment to Lease dated June 2013 (“Fourth Amendment”), said Original Lease, as amended by the First Amendment, Second Amendment, Third Amendment, and Fourth Amendment, taken together, the “Lease”, pursuant to which Landlord has leased to Tenant and Tenant has leased from Landlord space located at 4637 Chabot Drive, Pleasanton, CA 94588 (“Building”), consisting of approximately 33,237 rentable square feet as defined in said Lease the “Original Premises”; and

B. WHEREAS, Landlord and Tenant now desire to further amend the Lease in accordance with the terms hereof whereby, among other things, Tenant will surrender the Surrender Premises (as hereinafter defined), upon the terms and conditions set forth in the Lease, as amended hereby.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by this reference.

2. Defined Terms.  Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3. Surrender Premises; Retained Premises.

(a) After  August 1, 2015 and no later than September 1, 2015, Tenant shall surrender and vacate to Landlord, subject to this Section 3, the entirety of the third floor of the Building, commonly known as suites 300 and 350 (the "Surrender Premises") which the parties acknowledge constitute approximately 17,318 rentable square feet of space. Notwithstanding anything to the contrary contained in the Lease, including without limitation, Section 14 of the Original Lease, Tenant shall surrender the Surrender Premises in broom-clean condition, free from debris, but otherwise in its existing "as is" condition; provided, however, that Tenant shall repair any damage caused by its vacating or surrender of the Surrender Premises. Pursuant to section 9 of the Original Lease, Landlord hereby expressly agrees that all furniture, as described in the attached Exhibit A, alterations or improvements are not required to be removed from the Surrender Premises by Tenant.

(b) Landlord and Tenant stipulate and agree that after August 1, 2015 and no later than September 1, 2015, Tenant shall surrender and vacate to Landlord, the areas commonly known as suites 210 and 260 which the parties acknowledge constitute approximately 5,009 rentable square feet of space (“Hold-over Premises”). Notwithstanding anything to the contrary contained in the Lease, including without limitation, Section 14 of the Original Lease, Tenant shall surrender the Hold-over Premises in broom-clean condition, free from debris, but otherwise in its existing "as is" condition; provided, however, that Tenant shall repair any damage caused by its vacating or surrender of the Hold-over Premises. Pursuant to section 9 of the Original Lease, Landlord hereby expressly agrees that all furniture, as described in the attached Exhibit B, alterations or improvements are not required to be removed from the Hold-over Premises by Tenant.

(c) Landlord and Tenant stipulate and agree that the remaining portion of the Original Premises (the "Retained Premises") consists of approximately 10,910 rentable square feet commonly known as suite 200 and suite 206.

(d) Notwithstanding anything to the contrary set forth herein, if Tenant does not surrender the Surrender Premises to Landlord in the condition required by Section 3(a) above or if Tenant uses the Surrender Premises after the Surrender Date, then the holdover provisions of Section 8 of the Original Lease shall apply with respect to the Surrender Premises (i.e., with appropriate prorations for square footage of the Surrender Premises and the rent applicable thereto) for the entire month in which Tenant does not surrender the Surrender Premises to Landlord in the condition required by Section 3(a) above or Tenant uses the Surrender Premises after the Surrender Date.

(e) Upon the Surrender Date and subject to Section 3(a) above, the Lease shall no longer be effective as to the Surrender Premises, but solely as to the Retained Premises. From and after the Surrender Date each and every reference in the Lease to

"Premises" shall be and mean the Retained Premises. Notwithstanding anything to the contrary contained herein or in the Lease, all obligations in the Lease with respect to the Surrender Premises which by their express terms survive the expiration or termination of the Lease shall survive the surrender of the Surrender Premises, such survival to be upon the terms and conditions set forth in the Lease.

4. Consideration for Termination. As consideration for Landlord agreeing to enter into this Amendment and reduce Tenant's financial obligations under the Lease, Tenant has agreed to pay a fee equal to Seven Hundred and Seven Thousand Fifty-five Dollars and Seventy cents ($707,055.70), which shall be paid to Landlord within ten (10) business days of August 1, 2015.

5. Parking. As of the Surrender Date, the number of parking spaces (reserved and unreserved) Tenant is entitled to shall be reduced using the formula set forth in Section 41 of the Original Lease to reflect the surrender of the Surrender Premises.

6. As-Is.

(a) Tenant agrees and acknowledges that the Retained Premises remain acceptable for Tenant's use and Tenant acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Retained Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose.

(b) Additionally, Landlord agrees and acknowledges that notwithstanding anything to the contrary contained in the Lease, upon the expiration or earlier termination of the Term, whether as to a portion of the Retained Premises or as to the whole of  the  Retained Premises, Tenant shall surrender such space in broom-clean condition, free from debris, but otherwise in its existing "as is" condition without the obligation to remove any alterations or improvements existing in the Retained Premises as of August 1, 2015; provided, however, that Tenant shall repair any damage caused by its vacating or surrender of such space.

7. Representations and Warranties.

(a) Tenant hereby represents and warrants to Landlord that (i) the Lease as amended hereby constitutes a valid and binding obligation of Tenant,  enforceable  against Tenant in accordance with their terms, (ii) to Tenant's knowledge, Tenant has no current defenses, offsets or counterclaims with respect to its obligations thereunder, (iii) to Tenant's knowledge, there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions of the Lease, (iv) to Tenant's knowledge no event has occurred which, with the passing of time or giving of notice or both, would constitute a default under the Lease by Landlord or Tenant, (v) this Amendment does not violate Tenant's agreements with any partners, affiliates or other parties, (vi) as of the date hereof and as of the Effective Date Tenant is the tenant under the Lease, Tenant has not assigned or transferred the Lease in whole or in part, (vii) as of the date hereof, that Tenant has obtained  any third  party consents or approvals which may be required in connection with this Agreement, and (viii) the party or individual signing this Amendment on behalf of Tenant has authority to enter into this Amendment and to bind Tenant to the terms, covenants and conditions contained herein.

(b) Landlord hereby represents and warrants to Tenant that (i) the Lease as amended hereby constitutes a valid and binding obligation of Landlord, enforceable against Landlord in accordance with their terms, (ii) to Landlord's knowledge, there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions of the Lease, (iii) to Landlord's knowledge no event has occurred which, with the passing of time or giving of notice or both, would constitute a default under the  Lease  by  Landlord  or Tenant, (iv) this Amendment does not violate Landlord's agreements with any partners, affiliates or other parties, (v) as of the date hereof and as of the Effective Date Landlord owns all right, title and interest of Landlord under the Lease, Landlord has not assigned or transferred the Lease in whole or in part, (vi) as of the Effective Date (if this Amendment is not terminated by Landlord as permitted above), that Landlord has obtained any third party consents or approvals which may be required in connection with this Agreement, including, without limitation, the consent Landlord's Lender, (vii) there are no other deeds of trust, mortgages or similar security instruments that encumber the Building, except for the deed of trust benefiting Landlord's Lender and (viii) the party or individual signing this Amendment on behalf of Lai1dlord has authority to enter into this Amendment and to bind Landlord to the terms, covenants and conditions contained herein.

8. Express Changes Only. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect and shall be incorporated herein.

9. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with this Amendment other than Colliers International. If Tenant has dealt with any other person or real estate broker with respect to this Amendment (other than those working with Landlord), Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and  harmless  against any liability in respect thereto, including attorneys' fees and costs.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument. The execution of facsimiles of this Amendment shall be binding on the parties hereto.

11. Entire Agreement. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto.

12. Governing Law. The validity and effect of this Amendment shall be governed by and construed in accordance with the laws of the State of California.

13. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND  EACH  PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE  AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HERETO HEREBY EXPRESSLY AGREES TO SUBMIT TO JUDICIAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1 ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABL E OR AVAILABLE. PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE AND SHALL USE THEIR BEST EFFORTS TO AGREE ON THE SELECTION   OF A REFEREE. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE A REFEREE, A REFEREE SHALL BE APPOINTED BY THE COURT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 AND 640 TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND  SHALL REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER , THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS

CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIYER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

[SIGNATURE PAGE ATTACHED]

LANDLORD:

HACIENDA PLEASANTON PARK MD PARENT, LLC

a California limited liability company

By:	/s/ JONATHAN DEL ARROZ
Name:	Jonathan Del Arroz
Its:	Manager
Date:	July 28, 2015

TENANT:

Veeva Systems Inc.

a California Corporation

By:	/s/ TIM CABRAL
Name:	Tim Cabral
Its:	CFO
Date:	July 28, 2015

EXHIBIT A

Suite 300 & Suite 350 List of Furniture to Remain

Suite 300:

•	Workstations: 49
•	Conference Rooms: 4 chairs and table, 16 chairs and table

Suite 350:

•	Private Offices: 6 rooms, all furniture within
•	Workstations: 61
•	Conference Rooms: 10 chairs and table, 6 chairs and table

EXHIBIT B

Suite 210 & Suite 260 List of Furniture to Remain

Suite 210:

•	Private Offices: 5 rooms, all furniture within
•	Workstations: 12
•	Conference Rooms: 2 tables

Suite 260:

•	Private Offices: 1 room, all furniture within
•	Workstations: 6
•	Conference Rooms: 8 chairs and table